UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: September 2, 2014

(Date of earliest event reported)

Corvus Gold Inc.

(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada	333-197099	98-0668473
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 2300, 1177 W. Hastings St.	N/A
Vancouver, British Columbia Canada	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:   (604) 638-3246

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 2, 2014, Corvus Gold Inc. (the “Company”) sent to its shareholders its Notice of Annual Meeting and Management Information Circular, attached hereto as Exhibit 99.1, its Notice and Access Notification, attached hereto as Exhibit 99.2, the shareholder request for financial statements, attached hereto as Exhibit 99.3, and the Form of Proxy, attached hereto as Exhibit 99.4.

Item 9.01. Exhibits.

Exhibit	Description
99.1	Notice of Annual Meeting and Management Information Circular
99.2	Notice and Access Notification
99.3	Shareholder Request for Financial Statements
99.4	Form of Proxy

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORVUS GOLD INC.

DATE: September 3, 2014	By:	/s/ Jeffrey A. Pontius
Jeffrey A. Pontius
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Notice of Annual Meeting and Management Information Circular
99.2	Notice and Access Notification
99.3	Shareholder Request for Financial Statements
99.4	Form of Proxy